UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): October 1, 2007
                          (Date of earliest event reported)

                        Merrill Lynch Mortgage Investors, Inc.
        (as Depositor under the Pooling and Servicing Agreement, dated as April 1, 2007, providing for the issuance of Mortgage Loan Asset-
                        Baked Certificates, Series 2007-MLN1)
                (Exact name of Registrant as specified in its Charter)

                                       New York
                     (State or Other Jurisdiction of Incorporation)

                                    333-140436-03
                               (Commission File Number)

                                      13-3416059
                       (I.R.S. Employer Identification No.)


                                   250 Vesey Street
                        4 World Financial Center 10th Floor
                                 New York, New York
                      (Address of principal executive offices)

                                        10080
                                      (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 449-0357

                                         NONE
            (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


     Item 8.01  Other Events

     Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS"), has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. (the "Aquisition").

     Item 9.01 Financial Statements and Exhibits

     None.



                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Wilshire Credit Corporation
                                    (Servicer)

                                    /s/ Ken Frye
                                    Name:  Ken Frye
                                    Title: Senior Vice President,
                                           Loan Servicing

     Date:  October 3, 2007